UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2019

AVALON GLOBOCARE CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-55709	47-1685128
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728

(Address of principal executive offices) (zip code)

646-762-4517

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Auditor Consent

Avalon GloboCare Corp. (the “Company”) is filing this Current Report on Form 8-K to include Exhibit 23.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed by the Company with the Securities and Exchange Commission on March 26, 2019 (the “Form 10-K”), which was inadvertently omitted.  The consent attached hereto as Exhibit 23.1 does not change any previously reported financial results or any other disclosures contained in the Form 10-K.

Business Update

The Company is providing certain business updates in the materials attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Scientific and Clinical Advisory Board Appointment

The Company has appointed Robert S. Langer, Sc.D., to its Scientific and Clinical Advisory Board. Dr. Langer is the David H. Koch Institute Professor at the Massachusetts Institute of Technology. Dr. Langer is a world-renowned scientist and entrepreneur with a wide range of experience and expertise in the healthcare, biotechnology and pharmaceutical industries.

Intellectual Property Update

The Company, through its joint venture GenExosome Technologies, Inc., has acquired and is in the process of modifying applications for four patents in China with related trademarks.  The Company is in the process of applying for those same patents and trademarks in the United States and is also in the process of developing additional patents and related intellectual property. The Company owns and controls a variety of trade secrets, confidential information, trademarks, trade names, copyrights, and other intellectual property rights that, in the aggregate, are of material importance to the Company’s business. The Company considers its trademarks, service marks, and other intellectual property to be proprietary, and relies on a combination of copyright, trademark, trade secret, non-disclosure, and contractual safeguards to protect its intellectual property rights.

Current patent applications in China are as follows.

Application of an Exosomal MicroRNA in plasma as biomarker to diagnosis LIVER CANCER	Patent application number: CN 2016 1 0675107.5
Clinical application of circulating exosome carried miRNA-33b in the diagnosis of liver cancer	Patent application number: CN 2016 1 0675110.7
Exosomes carrying miR-185 and application thereof	Patent application number: CN 2018 1 0444172.6
A novel exosome-based therapeutics against proliferative oral diseases	Patent application number: CN 2017 1 0330835.7

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
23.1	Consent of RBSM LLP, Independent Registered Public Accounting Firm
99.1	Avalon GloboCare Corp. materials dated April 2019

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON GLOBOCARE CORP.

Dated: April 24, 2019	By:	/s/ Luisa Ingargiola
Name: Luisa Ingargiola
Title: Chief Financial Officer

2